                                                                    EXHIBIT 10.3

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------



     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is entered into as of 19 March 1997, by and between SyQuest Technology International ("Sub"), SYQUEST TECHNOLOGY, INC., a Delaware corporation that owns all of the issued and outstanding capital stock of Sub ("Parent"), and Seksun Precision Engineering Limited, a Singapore corporation ("Purchaser"), with reference to the following facts:

     A. Sub has failed to make payments to Purchaser when due for products manufactured and delivered by Purchaser pursuant to the purchase orders and related invoices (the "Purchase Orders") listed on Schedule A to this Agreement in the aggregate amount of $363,764.93 (the "Purchaser Order Amount").

     B. In consideration of cancellation of the amounts owed to Purchaser equal to the sum of the Purchase Order Amount, Parent will issue to Purchaser shares of the Common Stock of Parent, to repay the amounts due to Purchaser with such shares, valued at the last sale price (the "Closing Price") as reported in the Nasdaq National Market on the last trading day preceding the date of this Agreement (the "Closing Date"), but in no event shall Parent be obligated to issue hereunder in excess of 150,000 of its Common Stock.

     C. Parent will execute and deliver to Purchaser that certain Registration Rights Agreement dated as of the date hereof (the "Registration Rights Agreement") in further consideration of the agreements of Purchaser herein.

     In consideration of the premises and the mutual covenants and conditions herein, the parties hereby agree as follows:

     1.        Purchase Order Amount.  Sub acknowledges that Sub owes Purchaser
               ---------------------
          the Purchase Order Amount shown on Schedule A attached hereto and incorporated herein by reference, for products manufactured and delivered by Purchaser to Sub in response to the Purchase Orders issued by Sub to Purchaser, and that notwithstanding any payment or credit term contained in the Purchase Orders, the Purchase Order Amount is currently due and payable in full. If any such product shipped to Sub is defective, Sub and Parent shall have the right to return such product to and request delivery of substitute product from Purchaser and if such substitute product is not delivered, the Purchase Order Amount, to the extent not then paid or discharged hereunder or otherwise, shall be reduced accordingly, or if the Purchase Order Amount shall then have been paid or otherwise discharged in full, the cost thereof shall forthwith be refunded by Purchaser to Sub in cash.

     2.   Payment.
          -------

          (a)       Issuance of Shares.  Parent shall instruct its transfer
                    ------------------
               agent to issue to Purchaser on the Closing Date the number of shares of Parent's Common Stock equal to the quotient of the Purchase Order Amount (as it shall then have been reduced under section 1) divided by the Closing Price, rounded down to the nearest lower whole number of shares, but in no event shall Parent be required to issue hereunder in excess of 150,000 shares of its Common Stock. Such shares are hereinafter called the "Shares".

          (b)       Payment of Balance.  If Parent is unable to issue the full
                    ------------------
               number of Shares necessary to repay the Purchase Order Amount due to the limit on the number of Shares provided in section 2(a), Parent shall pay the balance due (the "Balance"), to Purchaser as follows:

               (i)         If the Balance is not more than $50,000, the full
                      amount of the Balance shall be paid by Sub to Purchaser within ten (10) days of the Closing Date, by check or wire transfer;

               (ii)        If the Balance is more than $50,000 but not more than
                      $100,000, the Balance shall be paid by Sub by check or wire transfer to Purchaser in three equal installments of principal and interest (at the annual rate of ten percent), one such installment to be paid on each of ten
                      (10) days after the Closing Date, the 90th day after the Closing Date, and the 150th day after the Closing Date; and

               (iii)       If the Balance is more than $100,000, the Balance
                      shall be paid by Sub to Purchaser (with interest at the annual rate of ten percent) over a period of not less than twelve months, with the payment schedule to be determined by mutual agreement of Parent and Purchaser.

          (c)       Extinguishment of Indebtedness.  On the Closing Date,
                    ------------------------------
               Parent and Sub shall be deemed to have paid and discharged all or a portion of the Purchase Order Amount equal to the product of the number of Shares multiplied by the Closing Price. Purchaser agrees that, except to the extent of the unpaid Balance, if any, Parent and Sub shall be deemed to have paid and discharged the Purchase Order Amount in full on the Closing Date. If, after the Closing Date, any Balance remains unpaid, Parent and Sub shall be deemed to have paid and discharged the Purchase Order Amount in full on payment of the final installment of the Balance.

     3.   Limitation on Disposition.  Purchaser shall not sell, assign or
          -------------------------
otherwise transfer any Shares received hereunder until such time as the Shares become registered pursuant to an effective registration statement. Once the Shares received hereunder are registered pursuant to an effective registration statement, Purchaser shall not sell, assign or otherwise transfer more than fifteen percent (15%) per month of such Shares originally recieved hereunder.

     4.   Representations and Warranties of Parent and Sub.  Parent and Sub
          ------------------------------------------------
hereby represent and warrant to Purchaser as follows:

          (a)       Corporate Existence and Power.  Parent is a corporation duly
                    -----------------------------
               organized and existing, and in good standing, under the laws of the State of Delaware and has all requisite corporate power to execute and deliver this Agreement and the Registration Rights Agreement, to issue the Shares pursuant hereto and otherwise to carry out and perform its obligations under the terms of this Agreement. To the best knowledge of the current executive officers of Parent, without having conducted an investigation of the records of Parent or Sub, Sub is a corporation duly organized and existing under the laws of Singapore and in good standing under such laws, and Sub has all requisite corporate power to execute and deliver this Agreement and otherwise to carry out and perform its obligations under this Agreement.

          (b)       Corporate Action; Enforceability.  All corporate action on
                    --------------------------------
               the part of Parent necessary for the execution, delivery and performance of this Agreement and the Registration Rights Agreement and the issuance of Shares pursuant hereto has been taken, and this Agreement and the Registration Rights Agreement constitute valid and binding obligations of Parent enforceable against Parent in accordance with their respective terms. To the best knowledge of the current executive officers of Parent, without having conducted an investigation of the records of Parent or Sub, all corporate action on the part of Sub necessary for the execution, delivery and performance by Sub of this Agreement has been taken, and this Agreement constitutes valid and binding obligations of Sub enforceable against Sub in accordance with its terms.

          (c)       Valid Issuance.  The Shares, when issued in compliance with
                    --------------
               this Agreement, will be validly issued, fully paid, nonassessable and free of any restrictions on transfer other than pursuant to applicable state, federal and foreign securities laws.

          (d)       SEC Documents.  Parent has furnished to Purchaser true and
                    -------------
               complete copies of its Annual Report on Form 10-K for the fiscal year ended September 30, 1996, as amended on Form 10-K/A, its Quarterly Reports on Form 10-Q for the quarters ended December 31, 1996, its Current Reports on Form 8-K, and its Form S-3 filed on January 6, 1997, in each case as filed with the Securities and Exchange Commission (the "SEC"). Such Reports are hereinafter collectively called the "Reports". To the best knowledge of the current executive officers of Parent, without having conducted an investigation of the records of Parent or Sub, as of their respective filing dates (except as thereafter amended), the Reports complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (e)       No Contravention.  To the best knowledge of the current
                    ----------------
               executive officers of Parent, without having conducted an investigation of the records of Parent or Sub, neither the execution and delivery of this Agreement by Parent or Sub nor the consummation of the transactions contemplated hereby will (i) conflict with, or result in any breach or violation of, any provision of the certificate of incorporation or by-laws of Parent or Sub; (ii) constitute, with or without notice or the passage of time or both, a material breach, violation or default under any order, writ, injunction, decree, law, statute, rule or regulation, governmental permit or license of Parent or Sub or to which either of their properties is subject; or (iii) except as provided in the Registration Rights Agreement, require any consent, approval or authorization of, notification to, or filing with, any court, governmental agency or regulatory or administrative authority on the part of Parent or Sub, except for filings under the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act and the Nasdaq National Market rules.

          (f)       Exemption from Registration.  Assuming the accuracy and
                    ---------------------------
               completeness of the representations and warranties in section 4, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act.

     5.        Representations and Warranties of Purchaser.  Purchaser
               -------------------------------------------
          represents and warrants to Parent and Sub as follows:

          (a)       Authority.  Purchaser has the full power and authority to
                    ---------
               execute and deliver this Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder.

          (b)       Enforceability.  This Agreement and the Registration Rights
                    --------------
               Agreement are valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their respective terms.

          (c)       Securities Laws Representations.  Purchaser is acquiring the
                    -------------------------------
               Shares for Purchaser's own account and not with a view to or for sale in connection with any distribution. Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of its investment in the Shares, is able to bear the economic risk of such investment and is able to protect the Purchaser's own interests in connection with this transaction. Purchaser acknowledges having had access to such information concerning Parent, Sub and their affiliates as Purchaser deems necessary to enable Purchaser to make an informed decision concerning an investment in the Shares. In entering into this Agreement and consummating the transactions contemplated hereby, Purchaser is relying solely on its own investigation of Parent, Sub and their affiliates and their businesses, management, financial condition, properties and prospects and the merits and risks of such transactions. Purchaser is aware that the Shares have not been registered under the Securities Act and the Shares may not be transferred by Purchaser unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Shares shall not be transferred without registration under the Securities Act or an applicable exemption therefrom. Purchaser is an accredited investor as that term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act. Purchaser acknowledges that until the Shares are sold pursuant to registration under the Securities Act or an available exemption therefrom, all certificates representing Shares shall bear the following legend:

               THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT AND EXEMPTION FROM ALL APPLICABLE STATE SECURITIES LAWS, AS CONFIRMED BY THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY.

     6.        Additional Representation.  Each of Parent and Sub jointly and
               -------------------------
          severally represent and warrant to Purchaser and Purchaser represents and warrants to Parent and Sub that it is the sole and lawful owner of all right, title and interest in and to all of the claims related to the Purchase Orders and that it has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person whomsoever any such claim.

     7.   Closing.
          -------

          (a) The issuance of the Shares shall take place as of the date hereof, and shall be consummated by mail or otherwise in accordance with arrangements reasonably acceptable to Parent and Purchaser. Within ten (10) days of the Closing Date, Parent shall deliver to Purchaser a certificate representing the Shares and a check for all or part of the Balance, if any, to be paid on the Closing Date pursuant to section 2(b) above, in payment, discharge and cancellation of indebtedness equal to part or all of the Purchase Order Amount as provided in section 2(c).


     8.   General Provisions.
          ------------------

          (a)       Successors.  This Agreement shall bind and inure to the
                    ----------
               benefit of the parties hereto and their respective successors and assigns.

          (b)       Governing Law.  Any action or proceeding to interpret,
                    -------------
               construe or enforce this Agreement may be instituted and prosecuted only in a state court located in Alameda County, State of California, or, if requisite jurisdiction exists, in the United States District Court for the Northern District of California. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of California.

          (c)       Entire Agreement.  This Agreement and Registration Rights
                    ----------------
               Agreement constitute the entire agreement of the parties and supersede all prior or contemporaneous agreements, communications, negotiations and understandings, written or oral, between the parties, regarding the subject matter hereof and thereof.

          (d)       Waiver, Modification, or Amendment.  No waiver,
                    ----------------------------------
               modification or amendment of this Agreement shall be enforceable unless in writing and executed by the party against whom such waiver, modification or amendment is claimed.

          (e)       Severability.  If any provision of this Agreement is held
                    ------------
               to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions shall not be affected or impaired.

          (f)       Attorneys' Fees.  In the event of litigation or other
                    ---------------
               proceedings in connection with or related to this Agreement, the prevailing party in such litigation or proceedings shall be entitled to reimbursement from the opposing party of all reasonable expenses, including, without limitation, reasonable attorneys' fees and expenses and expenses of investigation in connection with such litigation or proceedings.

          (g)       Currency.  All dollar amounts are expressed in U.S. Dollars.
                    --------

          (h)       Communications and Notices.  All notices and other
                    --------------------------
               communications required or permitted hereunder shall be in writing in the English language and shall be deemed duly delivered and received when delivered personally, when transmitted by facsimile if receipt is acknowledged by the addressee, two days after being deposited for next-day or second-day delivery with an internationally recognized overnight or two-day delivery service, or four days after being deposited as first class mail with the United States Postal Service, properly addressed as follows:

               If to Parent or Sub:    SyQuest Technology, Inc.
                                       4701 Bayside Parkway
                                       Fremont, California  94538
                                       Attention: Legal Department

                                       Facsimile:  (510) 226-4091


               With a copy to:         Steven O. Gasser, Esq.
                                       Shartsis, Friese & Ginsburg
                                       One Maritime Plaza, 18th Floor
                                       San Francisco, CA 94111

                                       Facsimile:  (415) 421-2922

               If to Purchaser:        _________________________________
                                       _________________________________
                                       _________________________________
                                       _________________________________
                                       Attention: ______________________

                                       Facsimile: ______________________
                                       Telephone: ______________________

               Any party may change its address or facsimile number set forth above by giving written notice thereof to the other party in the manner prescribed herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as the day and the year first set forth above.

                                       SYQUEST TECHNOLOGY, INC.



                                       By:  /s/ MICHAEL CLEMENS
                                          --------------------------------------
                                          Name:  Michael Clemens
                                          Title: Vice-President, Financial
                                                 Services and Treasurer



                                       SYQUEST TECHNOLOGY INTERNATIONAL



                                       By:  /s/ MICHAEL CLEMENS
                                          --------------------------------------
                                          Name:  Michael Clemens
                                          Title: Director


                                       _________________________________________



                                       By:  /s/ JOSEPH LAM
                                          --------------------------------------
                                          Name:  Joseph Lam
                                          Title: Finance Director

                         REGISTRATION RIGHTS AGREEMENT


          This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of 19 March 1997, by and among SyQuest Technology, Inc., a Delaware corporation (the "Company"), and Seksun Precision Engineering Limited, a Singapore corporation (the "Buyer"), with reference to the following facts:

          In connection with the Securities Purchase Agreement by and among the Buyer, the Company and a subsidiary of the Company of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, on the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyer shares of the Company's Common Stock, par value $.001 per share. To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

          1.   DEFINITIONS.  Capitalized terms used and not otherwise defined
               -----------
herein have the respective meanings respectively ascribed to them in the Securities Purchase Agreement. As used in this Agreement, the following terms have the following meanings:

               1.1 "Investor" means the Buyer and any transferee or assignee thereof to whom the Buyer transfers or assigns this Agreement and who agrees to become a party to and be bound by this Agreement in accordance with section 9.

               1.2 "Register", "registered", and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

               1.3  "Registrable Securities" means the Shares.

               1.4 "Registration Statement" or "Registration Statements" means a registration statement or statements of the Company filed under the 1933 Act.

          2.   REGISTRATION.
               ------------

               2.1  Mandatory Registration.  The Company shall use its best
                    ----------------------
reasonable efforts to prepare and, on or before one hundred-twenty (120) days after the date of the issuance of the Shares, file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration) (any of which may contain a combined prospectus with other registrations by the Company), covering the resale of the Registrable Securities.

               2.2  Suspension or Termination of S-3 Registration Statement.
                    -------------------------------------------------------
The Company may suspend or terminate any Registration Statement filed pursuant to the provisions of section 2.1 if the Company determines in good faith that the continued effectiveness of such Registration Statement might (a) interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company, (b) involve continuing disclosure obligations that might not be in the best interest of the Company's shareholders or (c) be seriously detrimental to the Company; provided that (1) any such suspension or termination extends for no more than ninety (90) days, (2) the Company undertakes no more than two (2) such suspensions or terminations in any one calendar year, (3) the Company re-establishes the effectiveness of such Registration Statement promptly following the cessation of the cause for such suspension or termination, but in no event later than the expiration of such 90-day period and (4) the Registration Period (as hereinafter defined) set forth in section 3.1(b) shall, if applicable, be extended by the period of each such suspension or termination.

               2.3  Piggy-Back Registrations.
                    ------------------------

                    (a) If at any time prior to the expiration of the Registration Period the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans or on any form that does not permit secondary sales), the Company shall send to each Investor who is entitled to registration rights under this section 2.3 written notice of such determination and the Company shall use its best reasonable efforts to include in such Registration Statement (and any qualification under "blue sky" laws or other compliance), except as set forth in section 2.3(c) and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by such Investor and received by the Company within (10) days after the written notice from the Company is mailed or delivered by the Company. Such written request may specify all or part of an Investor's Registrable Securities.

                    (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Investors as a part of the written notice given pursuant to section 2.3(a). In such event, the right of any Investor to registration pursuant to this section 2.3 shall be conditioned upon such Investor's participation in such underwriting and the inclusion of such Investor's Registrable Securities in the underwriting to the extent provided herein. All Investors proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein (the "Other Stockholders") distributing their securities through such underwriting) enter into any underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

                    (c) Notwithstanding any other provisions of this section 2.3, if the representative of the underwriters advises the Company in writing that marketing or other factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting.
The Company shall so advise all holders requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter allocated among the Investors and Other Stockholders requesting inclusion of securities of the Company having registration rights (the "Other Shares") pro rata on the basis of the number of shares of Registrable Securities and Other Shares held by such Investors and Other Stockholders; provided that the Company shall be entitled to exclude Registrable Securities to the extent necessary to permit the inclusion of Other Shares of Other Stockholders having registration rights pursuant to any agreement with the Company entered into prior to the date hereof; and provided further that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, and if any Investor or Other Stockholder does not request inclusion of the maximum number of Registrable Securities and Other Shares allocated to him, her or it pursuant to the foregoing procedure, the remaining portion of his, her or its allocation shall be reallocated among those requesting Investors and Other Stockholders whose allocations do not satisfy their requests pro rata on the basis of the number of Registrable Securities and Other Shares held by such Investors and Other Stockholders, and this procedure shall be repeated until all of the Registrable Securities and Other Shares that may be included in the registration on behalf of the Investors and Other Stockholders shall have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include securities held by stockholders with no registration rights. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or Other Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration. Nothing in this section 2.3 shall give Investors the right to require the Company to commence such registration or complete it once the process has commenced.

                    (d) No right to registration of Registrable Securities under this section 2.3 shall be construed to limit any registration required under section 2.1. The obligations of the Company under this section 2.3 may be waived by Investors holding a majority of the Registrable Securities.

               2.4  Eligibility for Form S-3.  The Company represents and
                    ------------------------
warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Buyer and any other Investor of the Registrable Securities, and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner to maintain such eligibility for the use of Form S-3. If Form S-3 is not available for sale by the Investors of the Registrable Securities, upon request of the Investors the Company shall register the sale on another appropriate form. The Company shall have a reasonable period of time to complete such registration.

               2.5  Market Stand-Off Agreement.  The Investors agree, without
                    --------------------------
consent of managing underwriter(s), not to effect any sale or distribution of Registrable Securities (other than in connection with the Investors' own registration pursuant to section 2.3), including a disposition pursuant to Rule 144 of the 1933 Act, during the period beginning ten (10) days prior to the Company's good faith estimate of the filing of, and ending on the date ninety
(90) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

          3.   REGISTRATION OBLIGATIONS.
               ------------------------

               3.1  Registration Statements.  The Company shall use its best
                    -----------------------
reasonable efforts to cause such Registration Statement(s) relating to Registrable Securities to become effective as soon as possible after the filing thereof and, subject to the provisions of section 2.2, keep the Registration Statement(s) effective pursuant to Rule 415 at all times until the earliest of
(a) the date as of which the Investors may sell all of the Registrable Securities without registration pursuant to Rule 144 promulgated under the 1933 Act, (b) the second anniversary of the date hereof (subject to extension in accordance with the provisions of section 2.2), and (c) the date on which the Investors shall have sold all the Registrable Securities (the "Registration Period"). Such Registration Statement(s) (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

               3.2  Amendments and Supplements.  The Company shall prepare and
                    --------------------------
file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement(s) and the prospectus(es) used in connection with the Registration Statement(s) as may be necessary to keep the Registration Statement(s) effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement(s) until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement(s).

               3.3  Prospectus Delivery.  The Company shall furnish to each
                    -------------------
Investor whose Registrable Securities are included in the Registration Statement(s) and its legal counsel (a) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and (b) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request to facilitate the disposition of the Registrable Securities owned by such Investor.

               3.4  Blue Sky Laws.  The Company shall use reasonable efforts to
                    -------------
(a) register and qualify the Registrable Securities covered by the Registration Statement(s) under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investors who hold a majority of the Registrable Securities being offered reasonably request (but in no event in more than five states of the United States), (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (c) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this section 3.4, (2) subject itself to general taxation in any such jurisdiction, (3) file a general consent to service of process in any such jurisdiction, (4) provide any undertakings that cause more than nominal expense or burden to the Company, or (5) make any change in its certificate of incorporation or bylaws, which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

               3.5  Corrections.  As promptly as practicable after becoming
                    -----------
aware of such event, the Company shall notify each Investor selling Registrable Securities of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or incomplete, and use its best reasonable efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

               3.6  Stop Orders.  Except as otherwise permitted by this
                    -----------
Agreement, the Company shall use its best reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, use its best reasonable efforts to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

               3.7  Selling Stockholders' Counsel.  The Company shall permit a
                    -----------------------------
single firm of counsel, designated as selling stockholders' counsel by the Investors who hold a majority of the Registrable Securities being sold and compensated by such Investors, to review and comment on the Registration Statement(s) (and all amendments and supplements thereto but only if they directly relate to such Investors) a reasonable period prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects. Failure to object in writing within three days shall be deemed to be an approval of the Registration Statement (s).

               3.8  Due Diligence.  The Company shall make available for
                    -------------
inspection by one firm of attorneys and one firm of accountants or other agents retained by the Investors at their expense (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by such Inspector to enable such Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information that any Inspector may reasonably request for purposes of such due diligence; provided that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, consistent with and implementing the confidentiality obligations of this section 3.10. Each Investor agrees that it shall, on learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow and cooperate with the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

               3.9  Listing.  The Company shall use its best reasonable
                    -------
efforts either to (a) cause all the Registrable Securities covered by a Registration Statement to be listed on each national securities exchange on which the Common Stock is then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(b) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or, if, despite the Company's best efforts to satisfy the preceding clause (a) or (b), the Company is unsuccessful in satisfying the preceding clause (a) or (b), to secure the inclusion for quotation on the Nasdaq SmallCap Market or, on the Nasdaq Electronic Bulletin Board.

               3.10 Certificates.  The Company shall cooperate with the
                    ------------
Investors who hold Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or, if there is no managing underwriter or underwriters, the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request.

               3.11 Other Action.  The Company shall take all other reasonable
                    ------------
actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

          4.   OTHER OBLIGATIONS OF THE INVESTORS.
               ----------------------------------

               4.1  Investor Information.  At least five days prior to the first
                    --------------------
anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor that elects to have any of such Investor's Registrable Securities included in the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of an Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such

Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

               4.2  Cooperation.  Each Investor by such Investor's acceptance
                    -----------
of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement(s) hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

               4.3  Corrections.  Each Investor agrees that, on receipt of any
                    -----------
notice from the Company of the happening of any event of the kind described in section 2.2, 3.5 or 3.6, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by section 3.5 or 3.6 and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

               4.4  Underwriting Arrangements.  No Investor may participate in
                    -------------------------
any underwritten registration hereunder unless such Investor (a) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel and other advisers for any Investor (collectively, "Selling Expenses").

          5.   EXPENSES OF REGISTRATION.  All reasonable expenses, other than
               ------------------------
Selling Expenses, incurred in connection with registrations, filings or qualifications pursuant to sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company.

          6.   INDEMNIFICATION.  If any Registrable Securities are included in a
               ---------------
Registration Statement under this Agreement:

               6.1  By the Company.  To the extent permitted by law, the
                    --------------
Company will indemnify, hold harmless and defend each Investor, each director and officer of and person, if any, who controls such Investor within the meaning of the 1933 Act or the 1934 Act, and each underwriter (as defined in the 1933
Act) for the Investors, and
each director and officer of, and each person, if any, who controls, such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) (collectively, "Claims") to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on: (a) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (c) any violation or alleged violation caused by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the preceding clauses (a), (b) and (c) being, collectively, "Violations"). Subject to the restrictions in section 6.4 with respect to the number of legal counsel, the Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by such Indemnified Person in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary herein, the indemnification agreement in this section 6.1: (1) shall not apply to a Claim arising out of or based on a Violation that occurs in reliance on and in conformity with information furnished in writing to the Company by, or caused by, any Indemnified Person or underwriter for such Indemnified Person in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to section 3.3; (2) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to section 3.3; (3) shall not be available to the extent that such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company; and (4) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to section 9.

               6.2  By the Investors.  In connection with any Registration
                    ----------------
Statement in which an Investor is participating, each such Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based on any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance on and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or to the extent such Claim is based on any violation or alleged violation by the Investor of the 1933 Act, 1934 Act or any other law; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided that the indemnity agreement in this section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; and provided further that the Investor shall be liable under this section 6.2 for only such amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to section 9. Notwithstanding anything to the contrary herein, the indemnification agreement in this section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

               6.3  By Others.  The Company shall be entitled to receive
                    ---------
indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

               6.4  Procedures.  Promptly after receipt by an Indemnified
                    ----------
Person or Indemnified Party under this section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time after the threat or commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

          7.   CONTRIBUTION.  To the extent that any indemnification by an
               ------------
indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under section 6 to the fullest extent permitted by law; provided that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the 1933
Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation, and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

          8.   REPORTS UNDER THE 1934 ACT.  With a view to making available to
               --------------------------
the Investors the benefits of Rule 144 under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

               8.1  Information.  Make and keep public information available,
                    -----------
as those terms are understood and defined in Rule 144;

               8.2  Reports.  File with the SEC in a timely manner all reports
                    -------
and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements, and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

               8.3  Confirmation.  Furnish to each Investor so long as such
                    ------------
Investor owns Registrable Securities, promptly on request, (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

          9.   ASSIGNMENT OF REGISTRATION RIGHTS.  The rights to cause the
               ---------------------------------
Company to register securities granted to an Investor by the Company pursuant to section 2 may not be transferred or assigned by an Investor except in a private sale to a transferee or assignee of not less than 100,000 shares of the Registrable Securities and: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws,
(d) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to become a party to and be bound by this Agreement, (e) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, (f) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D under the 1933 Act, and (g) if the assignment occurs after the date of effectiveness of the Registration Statement required to be filed pursuant to section 2.1, the transferee or assignee agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment. Any such transferee or assignee shall be deemed to be an Investor hereunder, in the place and stead of the transferring or assigning Investor with respect to the Registrable Securities so transferred and assigned, from and after the effective date of such permitted transfer, assignment and assumption.

          10.  AMENDMENT OF REGISTRATION RIGHTS.  This Agreement may be amended
               --------------------------------
and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this section 10 shall be binding on each Investor and the Company.

          11.  MISCELLANEOUS.
               -------------

               11.1  Holder.  A person or entity is deemed to be a holder of
                    ------
Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act on the basis of instructions, notices or elections received from the registered owner of such Registrable Securities.

               11.2  Notices.  Any notices or other communications required or
                     -------
permitted to be given under this Agreement shall be sent by registered or certified mail, return receipt requested, or delivered personally or by facsimile or courier and shall be effective five days after being placed in the mail, if mailed, or on receipt, if delivered personally or by courier or facsimile, in each case properly addressed to the party to receive such notice. The addresses for such communications shall be:

          If to the Company:

               47071 Bayside Parkway
               Fremont, CA  94538
               Telephone:  (510) 226-4000
               Facsimile: (510) 226-4091
               Attention:  Legal Department

          With copy to:

               Shartsis, Friese & Ginsburg
               One Maritime Plaza, 18th Floor
               San Francisco, CA  94111
               Telephone: (415) 421-6500
               Facsimile: (415) 421-2922
               Attention: Steven O. Gasser, Esq.

          If to the Buyer, at the addresses on the signature page of this Agreement.

          Each party shall provide notice to the other party of any change in address.

               11.3  Governing Law.  This Agreement shall be governed by and
                     -------------
construed and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

               11.4  Severability.  If any provision of this Agreement shall be
                     ------------
invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

               11.5  Entire Agreement.  This Agreement and the Securities
                     ----------------
Purchase Agreement together constitute the entire agreement of the parties and supersede all prior or contemporaneous negotiations, correspondence, understandings and agreements, written or oral, regarding the subject matter hereof.

               11.6  Successors and Assigns.  Subject to section 9, this
                     ----------------------
Agreement shall inure to the benefit of and bind the parties hereto and their respective permitted successors and assigns.

               11.7  Headings; References.  The headings in this Agreement are
                     --------------------
for convenience of reference only and are not part of this Agreement. References to sections herein refer to sections of this Agreement, except as otherwise indicated. The singular includes the plural and vice versa, as the context may require.

               11.8  Counterparts.  This Agreement may be executed in two or
                     ------------
more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. If any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four additional original executed signature pages to be physically delivered to the other party within five days of the execution and delivery hereof.

               11.9  Further Assurances.  Each party shall do and perform, or
                     ------------------
cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:

SYQUEST TECHNOLOGY, INC.



By: /s/ MICHAEL CLEMENS
   -------------------------------
Name: Michael Clemens
Its: Vice-President, Financial
Services and Treasurer

BUYER:

---------------------------------------


By: /s/ JOSEPH LAM
   ------------------------------------
Name: Joseph Lam
Its:  Finance Director

Address:

---------------------------------------
SEKSUN PRECISION ENGINEERING LIMITED
---------------------------------------
5 ANG MO KIO STREET 64
---------------------------------------
ANG MO KIO INDUSTRIAL PARK 3
---------------------------------------
SINGAPORE 569085
---------------------------------------

Attention: JOSEPH LAM
          -----------------------------

Facsimile: 65-4816065
           ----------------------------